Exhibit 99.1

PRIMUS Telecommunications Group, Incorporated Announces Intention to File Registration Statement for Proposed Common Stock Offering

MCLEAN, VA – (MARKET WIRE) – December 1, 2009 – PRIMUS Telecommunications Group, Incorporated (“Primus”) (OTCBB: PMUG), a global, facilities-based integrated communications services provider, today announced that it plans to file a registration statement with the Securities and Exchange Commission within the next 6 months in connection with a proposed offering of its common stock. Primus intends to use the proceeds of the offering primarily to retire certain of the outstanding 14 1/4% senior subordinated secured notes due 2013 issued by Primus Telecommunications IHC, Inc., its indirect wholly-owned subsidiary.

The securities to be offered under the registration statement have not been registered under the Securities Act of 1933 and may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Safe Harbor

Statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on current expectations, and are not strictly historical statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “believe,” “anticipate,” “future,” “forward,” “potential,” “estimate,” “reinstate,” “opportunity,” “goal,” “objective,” “exchange,” “growth,” “outcome,” “could,” “expect,” “intend,” “plan,” “strategy,” “provide,” “commitment,” “result,” “seek,” “pursue,” “ongoing,” “include” or the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this announcement. Factors and risks that could cause actual results or circumstances to differ materially from those set forth or contemplated in forward-looking statements include, without limitation: (i) the ability to service substantial indebtedness; (ii) customer, vendor, carrier and third-party responses to our emergence from reorganization; and (iii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission (including those listed under captions “MD&A — Liquidity and Capital Resources — Short- and Long-Term Liquidity Considerations and Risks;” “Special Note Regarding Forward-Looking Statements;” and “Risk Factors” in our annual report on Form 10-K and quarterly reports on Form 10-Q) which cover matters and risks including but not limited to (a) a continuation or worsening of global recessionary economic conditions, including the effects of such conditions on our customers and our accounts receivables and revenues; (b) the general fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations; (c) the possible inability to raise additional capital or refinance indebtedness when needed, or at all, whether due to adverse credit market conditions, our credit profile or otherwise; (d) a continuation or worsening of turbulent or weak financial and capital market conditions; (e) fluctuations in prevailing trade credit terms due to past Chapter 11 filings or uncertainties concerning our financial position, or otherwise; and (f) adverse regulatory rulings or changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate and uncertainty regarding the nature and degree of regulation relating to certain services; and successful implementation of cost reduction efforts. As such, actual results or circumstances may vary materially from such forward-looking statements or expectations. Readers are also cautioned not to place undue reliance on these forward-looking statements which speak only as of the date these statements were made. We are not necessarily obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Lippert/Heilshorn & Assoc., Inc.

Amy Gibbons/Carolyn Capaccio

212-838-3777

agibbons@lhai.com

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